SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2000.

                          OWENS CORNING
                          -------------
      (Exact name of registrant as specified in its charter)


Delaware                      1-3660              34-4323452
--------                      ------              ----------
(State or other             (Commission           (IRS Employer
 jurisdiction                File Number)          Identification
 of incorporation)                                 No.)


One Owens Corning Parkway                              43659
-------------------------                              -----
Toledo, Ohio                                         (Zip Code)
(Address of principal executive offices)


                          (419) 248-8000
       (Registrant's telephone number, including area code)


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Item 5.   Other Events.

Notice of Date of 2000 Annual Meeting of Stockholders. Notice is hereby given that the annual meeting of stockholders of Owens
Corning for the year 2000 will be held on Thursday, April 20, 2000.


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                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 OWENS CORNING
                                 Registrant

                                 By: /s/   J. Thurston Roach
                                 J. Thurston Roach
                                 Senior Vice President and
                                 Chief Financial Officer


Dated:  January 25, 2000




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